Exhibit 99.2

2024 - 02 - 27 1 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Neonode Q4 and Full - Year 2023 Earnings Call February 28, 2024

2024 - 02 - 27 2 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Urban Forssell Chief Executive Officer Fredrik Nihlén Chief Financial Officer Presenters

2024 - 02 - 27 3 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Agenda 1. Introduction 2. 2023 Retrospective 3. 2023 Financial Results 4. 2024 Strategy Update 5. Q&A

2024 - 02 - 27 4 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Legal Disclaimer This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. Th ey also may include statements about market opportunity and sales growth, financial results, use of cash, product development an d introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially d iff erent from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, risks related to new product development, our ability to protect ou r intellectual property, our ability to compete, general economic conditions including as a result of geopolitical conflicts su ch as the war in Ukraine, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (t he “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discu ssi on and Analysis of Financial Condition and Results of Operations.” Prospective investors are advised to carefully consider these va rious risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believe s such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

2024 - 02 - 27 5 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Agenda 1. Introduction 2. 2023 Retrospective 3. 2023 Financial Results 4. 2024 Strategy Update 5. Q&A

2024 - 02 - 27 6 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open 2023 Retrospective – Business Strategy INTERACTIVE KIOSK ELEVATOR PRINTER AUTOMOTIVE TARGET SECTORS BUSINESS MODELS SALES OF NRE SERVICES + PRODUCT SALES SALES OF NRE SERVICES + TECHNOLOGY LICENSING CUSTOMER OFFERINGS TOUCH SENSOR MODULES (ZFORCE) ZFORCE MULTISENSING

2024 - 02 - 27 7 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open 2023 Retrospective – Outcome In Our Licensing Business: • License revenues from legacy customers stable • Break - through driver monitoring software award • Interesting sales pipeline • License revenues from legacy customers stable Q1 - Q2, but slightly down Q3 - Q4 In Our Products Business: • Weak demand and slow sales for our TSM products Decision to phase out the products business and focus on licensing Printer Automotive Interactive Kiosk, Elevator, Medtech

2024 - 02 - 27 8 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Agenda 1. Introduction 2. 2023 Retrospective 3. 2023 Financial Results 4. 2024 Strategy Update 5. Q&A

2024 - 02 - 27 9 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open 2023 Financial Results – Revenues $ 4 . 4 million Revenue Total 2023 ▼ 22 % YoY $0. 6 million Revenue Products 2023 ▼ 38 % YoY $ 3 . 8 million Revenue License 2023 ▼ 15 % YoY 0 500 1,000 1,500 2,000 2,500 3,000 3,500 AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA 2020 2021 2022 2023 Thousands Revenues by Revenue Stream and Region License fees Products NRE 0 1,000 2,000 3,000 4,000 5,000 6,000 2020 2021 2022 2023 Thousands Revenues by Revenue Stream License fees Products NRE

2024 - 02 - 27 10 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open 20 23 Financial Results – Operating Expenses $ 10 . 7 million Operating Expenses 2023 ▲ 5 % YoY -12,500 -12,000 -11,500 -11,000 -10,500 -10,000 -9,500 -9,000 2020 2021 2022 2023 Thousands Operating Expenses

2024 - 02 - 27 11 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open 20 23 Financial Results – Profit & Loss $ 10.1 million Net Loss 2023 ▲ 103 % YoY * 2023 impacted by one - time costs of $362,000 related to a loss on purchase commitment and $3.6 million related to inventory write - down . kUSD 2023 2022 2021 2020 Revenues 4 449 5 670 5 836 5 984 Cost of revenues * 4 542 804 955 1 078 Gross margin (93) 4 866 4 881 4 906 Operating expenses 10 651 10 152 11 988 11 097 Operating loss (10 744) (5 286) (7 107) (6 191) Other income (expense) 736 121 (15) (32) Loss before provision for income taxes (10 008) (5 165) (7 122) (6 223) Provision for income taxes 115 118 146 59 Net loss including noncontrolling interests (10 123) (5 283) (7 268) (6 282) Less: net loss attributable to noncontrolling interests - 400 818 677 Net loss attributable to Neonode Inc. (10 123) (4 883) (6 450) (5 605) Preferred dividends - - - (33) Net loss attributable to Neonode Inc. (10 123) (4 883) (6 450) (5 638)

2024 - 02 - 27 12 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open 20 23 Financial Results – Cash Lorem $ 17.1 million Cash and Accounts Receivables Dec . 3 1 , 2023 ▲ 0.8 Million Dec. 31, 2022 $ 6 . 3 million Net Cash Burn Operating Activities 2023 ▼ 7 % YoY -9,000 -8,000 -7,000 -6,000 -5,000 -4,000 -3,000 -2,000 -1,000 0 2020 2021 2022 2023 Thousands Net cash used in operating activities

2024 - 02 - 27 13 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Phase Out of Product Business Inventory P&L effect 2023 • Impairment loss of $3.6 million (no cash flow effect) • Loss on purchase commitment of $0.4 million Plan 2024 • Produc tion and sale of TSMs during H1 • Wind down of production unit in Kungsbacka , Sweden, during H2

2024 - 02 - 27 14 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Agenda 1. Introduction 2. 2023 Retrospective 3. 2023 Financial Results 4. 2024 Strategy Update 5. Q&A

2024 - 02 - 27 15 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Cornerstones of New Sharpened Strategy • Full focus on technology and software licensing ; • Reduced operational complexity • Better market fit • Two application areas: • Human - machine interaction • Machine perception • Two technology platforms : • zForce ® - Optical touch and gesture sensing • MultiSensing ® - Driver and in - cabin monitoring

2024 - 02 - 27 16 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Two Business Areas IT & Industrial • Technology and software licensing • Sales of engineering services • Sales of demonstrators and prototypes • Printer • Interactive Kiosk • Medtech • Industrial Automotive • Technology and software licensing • Sales of engineering services • Sales of demonstrators and prototypes • Automotive CV • Automotive LV • Automotive OH Target Sectors Business Model Target Segments Business Model

2024 - 02 - 27 17 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Touch Features for Printers • Powered by Neonode’s zForce Blocking technology • 50+ million units produced by leading printer manufacturers • Low cost, reliable, high - performance technology IT & Industrial

2024 - 02 - 27 18 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Touch and Touchless Features for Interactive Kiosks • Powered by Neonode’s zForce Reflective technology • Simple, intuitive, and hygienic touchless interaction with • Holographic images • Displays • Keyboards • Buttons • Available for retrofit and new equipment IT & Industrial

2024 - 02 - 27 19 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Touchless Features for Elevators • Powered by Neonode’s zForce Reflective technology • Simple, intuitive and hygienic touchless interaction with • Holographic images • Displays • Buttons • Available for retrofit and new designs IT & Industrial

2024 - 02 - 27 20 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Touch and Touchless Features for Medtech Equipment • Powered by Neonode’s zForce technology • Rugged touch supporting gloved operation • Robust and hygienic touchless interaction with • Holographic images • Displays • Keyboards • Buttons • Avoids cross contamination • Available for retrofit and new equipment IT & Industrial

2024 - 02 - 27 21 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Driver and In - cabin Monitoring • Based on Neonode’s MultiSensing software platform • Driver monitoring : Distraction , drowsiness , gaze direction etc. • In - cabin monitoring : Occupancy , positioning , gaze directions etc. • Custom applications for any need • Unparalleled scalability , efficiency and robustness • Sophisticated software platform including user - friendly development tools for quick iterations and feature development Automotive

2024 - 02 - 27 22 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open HUD Obstruction Detection • Powered by Neonode’s zForce Blocking technology • Safety - enhancing detection of foreign objects • Powered by Neonode’s zForce Blocking technology • Cost effective and extremely reliable • Flexible and compact hardware integration Automotive

2024 - 02 - 27 23 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Touch Features for Vehicle Displays • Powered by Neonode’s zForce Blocking technology • Automotive - level environmental qualification • - 40 to 105 ° C ( - 40 to 221 ° F) • Shock and vibration • Thermal shock • Robust against direct sunlight exposure • Automotive - level reliability & lifetime rating • 8 million systems shipped since 2015 Automotive

2024 - 02 - 27 24 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open x Well positioned for future growth • Added traction in driver and in - cabin monitoring with break - through commercial vehicle manufacturer award • New and intensified conversations with vehicle manufacturers , tier 1 system suppliers , and technology partners • Strong interest also for our HUD obstruction detection and human - machine interaction solutions x New strategy tapping into our licensing DNA Entering 2024 with Momentum

2024 - 02 - 27 25 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open • Sales and production of TSMs progressing well • Closing of production unit in Kungsbacka, Sweden, prepared • Negotiations of terms and conditions for TSM licensing with several TSM customers and VARs ongoing • Execution of driver and in - cabin monitoring software project with lead commercial vehicle customer • Several discussions re. new driver and in - cabin monitoring projects with other customers ongoing • Continued marketing of HUD obstruction detection solution Status February 2024 Automotive IT & Industrial

2024 - 02 - 27 26 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open Agenda 1. Introduction 2. 2023 Retrospective 3. 2023 Financial Results 4. 2024 Strategy Update 5. Q&A

2024 - 02 - 27 27 © Neonode 2001 - 2024 · www.neonode.com · NASDAQ: NEON · Classification : Open